Exhibit 4.30

                       REGISTRATION RIGHTS AGREEMENT


                                   among

                            Tokheim Corporation

                                    and

              The Holders of Stock to Be Listed on Schedule 1




                          Dated: October 20, 2000




                       REGISTRATION RIGHTS AGREEMENT

            Registration Rights Agreement (the "Agreement") made and entered into as of October 20, 2000, among Tokheim Corporation, an Indiana corporation (the "Company") and the Affiliates set forth on Schedule 1 hereto (the "Holders").

            This Agreement is made pursuant to the Joint Prepackaged Plan of Reorganization of the Company and its subsidiary debtors as filed with and approved by the United States Bankruptcy Court for the District of Delaware dated as of August 16, 2000 (the "Plan").

            In connection with the Plan, the Company has agreed to register for sale by the Holders, the shares of Common Stock to be received by the Holders upon exercise of the Warrants.

            NOW THEREFORE, in consideration of the foregoing and to implement the terms of the Plan, the parties hereby agree as follows:

SECTION 1.  DEFINITIONS

            Except as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Plan. The following terms, as used herein, have the following meanings (all terms defined herein in the singular to have the correlative meanings when used in the plural and vice versa):

            "Affiliate" means (i) when used with reference to any partnership, any Person that, directly or indirectly through one or more intermediaries, owns or controls 10% or more of either the capital or profit interests of such partnership or is a general partner of such partnership or is a Person in which such partnership has a 10% or greater direct or indirect equity interest and (ii) when used with reference to any corporation, any Person that, directly or indirectly owns or controls 10% or more of the outstanding voting securities of such corporation or is a Person in which such corporation has a 10% or greater direct or indirect equity interest. In addition, the term Affiliate, when used with reference to any Person, also means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person. As used in the preceding sentence,
(A) the term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the entity referred to, whether through ownership of voting securities, by contract or otherwise, and (B) the terms "controlling" and "controls" shall have meanings correlative to the foregoing.

            "Agreement" means this Registration Rights Agreement, as the same may be amended, modified or supplemented from time to time.

            "Business Day" means any day other than (a) a Saturday or Sunday, (b) any day on which banking institutions located in Fort Wayne, Indiana are required or authorized by law or by local proclamation to close or (c) any day on which the New York Stock Exchange is closed.

            "Commercially Reasonable Efforts" when used with respect to any obligation to be performed or term or provision to be observed hereunder, means such efforts as a prudent Person seeking the benefits of such performance or action would make, use, apply or exercise to preserve, protect or advance its rights or interests, provided that such efforts do not require such Person to incur a material financial cost or a substantial risk of material liability unless such cost or liability (i) would customarily be incurred in the course of performance or observance of the relevant obligation, term or provision, (ii) is caused by or results from the wrongful act or negligence of the Person whose performance or observance is required hereunder or (iii) is not excessive or unreasonable in view of the rights or interests to be preserved, protected or advanced. Such efforts may include, without limitation, the expenditure of such funds and retention by such Person of such accountants, attorneys or other experts or advisors as may be necessary or appropriate to effect the relevant action; the undertaking of any special audit or internal investigation that may be necessary or appropriate to effect the relevant action; and the commencement, termination or settlement of any action, suit or proceeding involving such Person to the extent necessary or appropriate to effect the relevant action.

            "Common Stock" means the Common Stock of the Company, no par value per share.

            "Company" has the meaning ascribed to such term in the first paragraph.

            "Demand Registration" means any registration of Registrable Securities under the Securities Act effected in accordance with Section 2.1 hereof.

            "Effective Date" means the effective date of the Plan as provided for therein.

            "Holder" has the meaning ascribed to such term in the first paragraph.

            "Indemnified Party" has the meaning ascribed to such term in
Section 2.6(a) hereof.

            "Loss" has the meaning ascribed to such term in Section 2.6(a) hereof.

            "Material Adverse Change" means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States of America, (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States of America, (iii) the commencement of a war, armed hostilities or other international or national calamity involving the United States of America, (iv) any limitation (whether or not mandatory) by any governmental authority on, or any other event which materially affects the extension of credit by banks or other financial institutions, (v) any material adverse change in the Company's business, condition (financial or otherwise) or prospects or (vi) a 15% or more decline in the Dow Jones Industrial Average or the Standard and Poor's Index of 500 Industrial Companies, in each case from the date a Notice of Demand is made.

            "Notice of Demand" means a request by Holders pursuant to
Section 2.1 hereof that the Company effect the registration under the Securities Act of the Registrable Securities which specifies: (i) the intended method or methods and plan of disposition of the Registrable Securities and (ii) whether or not such requested registration is to be an underwritten offering.

            "Participating Holders" means, with respect to the Registration of Registrable Securities by the Company pursuant to this Agreement, the Requesting Holders and any other Holders that are entitled to participate in, and are participating in or seeking to participate in, such registration.

            "Person" means a natural person, a corporation, a partnership, a trust, a joint venture, any regulatory authority or any other entity or organization.

            "Piggyback Registration"means any registration of Registrable Securities under the Securities Act effected in accordance with Section 2.2 hereof.

            "Plan" has the meaning ascribed to such term in the second paragraph.

            "Registered Address" has the meaning set forth in Section 2.1(c) hereof.

            "Registrable Securities" means the Common Stock acquired by the Holders pursuant to the Plan or held by any Holder or any of the respective Successors or the permitted assigns of any Holder, including, without limitation, (a) any share of Common Stock issued or issuable on or after the Effective Date pursuant to the Plan, including the Common Stock to be issued pursuant to the exercise of the Series A Warrants, and (b) any securities issued or issuable with respect to Registrable Securities, whether by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise provided that, with respect to any permitted transferee of such securities, only such securities held by permitted transferees that have complied with the assignment requirements of Section 11 shall be deemed to be Registrable Securities. As to any particular Registrable Securities, once issued such securities will cease to be Registrable Securities when a registration statement with respect to the resale of such securities has become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement.

            "Registration Expenses" means all expenses incident to, and incurred in connection with, the Company's performance of or compliance with this Agreement, including, without limitation, (a) all registration, filing, securities exchange listing, rating agency and National Association of Securities Dealers, Inc. fees, (b) all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws of all jurisdictions in which the securities are to be registered and any legal fees and expenses reasonably incurred in connection with the blue sky qualifications of the Registrable Securities and the determination of their eligibility for investment under the laws of all such jurisdictions, (c) all word processing, duplicating, printing, messenger and delivery expenses, (d) the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits or cold comfort letters required by or incident to such performance and compliance, (e) the reasonable fees and disbursements incurred by the Holders of the Registrable Securities being registered for one counsel or firm of counsel selected by the Requisite Holders of such Registrable Securities, (f) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered to the extent the Company elects to obtain such insurance, (g) any fees and disbursements of Securities Underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the Registrable Securities being registered) and (h) fees and expenses of other Persons retained or employed by the Company.

            "Registration Statement" means a registration statement filed under the Securities Act pursuant to Section 2.1 hereof in accordance with
Section 2.3(a) hereof, including, at the request of a majority of the Requesting Holders, a Shelf Registration Statement, provided that such Requesting Holders may not request a Shelf Registration Statement to be filed prior to 90 days after the Effective Date.

            "Requesting Holder" means each party providing a Notice of Demand to the Company pursuant to Section 2.1(a).

            "Requisite Holders" means any Holder or Holders of a majority in interest of the Registrable Securities included or to be included in a registration or other relevant action, as the case may be.

            "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act, and any successor provision thereto.

            "SEC" means the United States Securities and Exchange
Commission, or any successor governmental agency or authority thereto.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Securities Underwriter" means a nationally recognized investment banking institution that provides investment banking services of the type typically used in a registration.

            "Shelf Period" has the meaning ascribed to such term in Section 2.1(d) hereof.

            "Shelf Registration Statement" means a Registration Statement filed under Rule 415 under the Securities Act.

            "Successor" means, with respect to any Person, a successor to such Person by merger, consolidation, liquidation or other similar transaction.

            "Suspension Notice" has the meaning ascribed to such term in
Section 2.3(e) hereof.

            "Suspension Period" has the meaning ascribed to it such term
Section 2.3(e) hereof.

            "Underwriter" has the meaning ascribed to such term in Section 2 of the Securities Act.

            "Warrants" means, the Warrants issued by the Company in connection with the Plan, evidenced by the Warrant Agreements and the related Warrant Certificates to purchase shares of the Common Stock.

            "Warrant Agreements" means the Series A Warrant Agreements, the Series B Warrant Agreements and the Series C Warrant Agreements entered into by the Company in connection with the Plan.

            "Warrant Certificates" means the certificates evidencing issue of the Warrants, in the form of Exhibit A to the Warrant Agreements.


SECTION 2.  REGISTRATION UNDER THE SECURITIES ACT

      2.1   DEMAND REGISTRATION

            (A) DEMAND FOR REGISTRATION. As soon as practicable following the Company's receipt of a Notice of Demand from two or more Holders holding at least 33% of the Registrable Securities (subject to appropriate adjustments in the case of stock splits, stock dividends and similar events), the Company shall prepare and file a Registration Statement covering the Registrable Securities that the Company has been requested to register (whether pursuant to the Notice of Demand or pursuant to notice provided under Section 2.1(c) hereof) and shall use Commercially Reasonable Efforts to cause the Registration Statement to become effective within one hundred eighty (180) days of its receipt of such Notice of Demand and to effect appropriate qualifications under applicable blue sky and other state securities laws and appropriate compliance with regulations under the Securities Act. The Holders are entitled to a maximum of two Demand Registrations under this Section 2.1 during the term of this Agreement; provided, however, that the Holders may not make a second demand for registration until twelve (12) months after the date on which the Registration Statement filed pursuant to the first demand for registration shall have been declared effective.

            (B) LIMITATIONS ON DEMAND REGISTRATION. In the event that the Requesting Holders determine for any reason (other than at the request or recommendation of the Company or the Securities Underwriter or after to the occurrence of a Material Adverse Change) not to proceed with a registration of Common Stock requested pursuant to this Section 2.1 at any time before the Registration Statement has been declared effective by the SEC, and such Registration Statement, if theretofore filed with the SEC, is withdrawn with respect to the Common Stock covered thereby, and such Holders reimburse the Company for all fees, costs and expenses in connection therewith, then the Holders shall not be deemed to have exercised their right to a Demand Registration pursuant to this Section 2.1 with respect to such withdrawn Registration Statement. If the Holders determine not to proceed with such a registration upon the request or recommendation of the Company or the Securities Underwriter or after the occurrence of a Material Adverse Change, the Holders will not be required to reimburse the Company for its fees, costs and expenses and the Holders shall not be deemed to have exercised their right to a Demand Registration pursuant to this
Section 2.1 with respect to such registration.

            (C) NOTICE TO HOLDERS. Upon receipt of any Notice of Demand, the Company will give prompt notice (but in any event within fifteen (15) days after such receipt) to each Holder of Registrable Securities at the address provided to the Company in Schedule 1 or as otherwise furnished in writing to the Company for purposes of this Agreement (the "Registered Address") of the Notice of Demand and of the Holders' rights under this
Section 2.1. Upon the written request of any such Holder made within twenty
(20) days after the receipt by that Holder of the notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof) the Company shall use Commercially Reasonable Efforts to effect the registration under the Securities Act and any applicable state securities laws of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of the Registrable Securities so to be registered.

            (D) CONTINUOUS EFFECTIVENESS OF REGISTRATION STATEMENTS. Once a Registration Statement is effective pursuant to Section 2.1(a) hereof, the Company shall use Commercially Reasonable Efforts to cause such Registration Statement to remain continuously effective (i) in the case of a Registration Statement other than a Shelf Registration Statement, until the earlier of (x) the two (2) month anniversary of the date such Registration Statement is declared effective by the SEC and (y) the date on which all of the Registrable Securities covered by such Registration Statement have been sold; and (ii) in the case of a Shelf Registration Statement, until the earlier of (x) one (1) year following the date such Shelf Registration Statement is declared effective by the SEC, (y) the date on which all of the Registrable Securities covered by such Shelf Registration Statement have been sold, and (z) the date on which in the reasonable written opinion of counsel to the Company on which the Participating Holders can rely, all of the Registrable Securities covered by the Shelf Registration Statement may be sold in accordance with Rule 144(k), but in no event (in either case) prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder (such period being defined as the "Effective Period" with respect to any such Registration Statement other than a Shelf Registration Statement and as the "Shelf Period" with respect to any such Shelf Registration Statement); provided, however, that (x) with respect to any Registration Statement the Company may suspend use of such Registration Statement at any time, for a period of not more than 120 days during any twelve (12) month period, if the continued effectiveness thereof would require the Company to disclose a material financing, acquisition or other corporate transaction, which disclosure the Company shall have determined in good faith is not in the best interests of the Company and its stockholders (provided the Effective Period or Shelf Period, as the case may be, shall be extended by the number of days of any such suspension) and
(y) with respect to any Registration Statement the Company may suspend use of any such Registration Statement during any period if each of the Company and the Requisite Holders of the Registrable Securities covered by such Registration Statement consents in writing to such suspension for such period.

            (E) PRIORITY IN DEMAND REGISTRATIONS. If a registration pursuant to this Section 2.1 involves an underwritten offering and the managing Securities Underwriter of such underwritten offering advises the Company in writing (with a copy to each Participating Holder) of its belief that the amount of securities requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within an acceptable price range to the Requesting Holders, then the amount of securities to be sold in such offering shall be reduced in accordance with the advice of such managing Securities Underwriter. In the case of any such reduction, then the Company shall include in such Demand Registration that amount of Registrable Securities that the Company is so advised can be sold in (or during the time of) the offering, as follows: first, such Registrable Securities requested to be included in such Registration Statement by any Participating Holder, pro rata on the basis of the amount of such securities held by such Participating Holder; and second, all other securities of the Company duly requested to be included in such Registration Statement.

      2.2   PIGGYBACK REGISTRATION

            (A) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time proposes to register any of its equity securities under the Securities Act (other than by a registration on Form S-4 or Form S-8 or any successor or similar form then in effect and other than pursuant to Section
2.1 hereof) in a form and in a manner that would permit registration of the Registrable Securities, whether or not for sale for its own account, it will give prompt (but in no event less than 30 days prior to the proposed date of filing the registration statement relating to such registration) notice to all Holders of Registrable Securities of the Company's intention to do so and of such Holders' rights under this Section 2.2. Upon the written request of any such Holder made within twenty (20) days after the receipt by that Holder of the notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof), the Company shall use Commercially Reasonable Efforts to effect the registration under the Securities Act and any applicable state securities laws of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that if, at any time after giving notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to register or to delay registration of the equity securities, the Company may, at its election, give notice of that determination to each such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay all Registration Expenses in connection therewith as provided in Section 2.3(b) hereof), without prejudice, however, to the right of the Holders to request that such registration be effected as a Demand Registration in accordance with Section 2.1 hereof, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other equity securities. No registration effected under this Section 2.2 will be deemed to have been effected pursuant to Section
2.1 hereof (except for any right to a Demand Registration which may be exercised pursuant to the last clause of subsection (i) of the preceding sentence) or will relieve the Company of its obligation to effect a Demand Registration in accordance with Section 2.1. hereof.

            (B) PRIORITY IN PIGGYBACK REGISTRATIONS. If a registration pursuant to this Section 2.2 involves an underwritten offering and the managing Securities Underwriter of such underwritten offering advises the Company in writing (with a copy to each Participating Holder) of its belief that the amount of securities requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within an acceptable price range, then the Company will include in such registration that amount of securities which the Company is so advised can be sold in (or during the time of) the offering as follows: first, all securities proposed by the Company to be sold for its own account; second, such Registrable Securities requested to be included in such registration statement by any Participating Holder, pro rata on the basis of the amount of such securities held by such Participating Holder; and third, all other securities of the Company duly requested to be included in such registration statement.

      2.3   REGISTRATION TERMS AND PROCEDURES

            (A) REGISTRATION STATEMENT FORM. Registrations under Section
2.1 hereof shall be on Form S-1 or Form S-3 (if use of such a form is then available to cover resales of the Registrable Securities) or such other appropriate form of the SEC as shall permit the sale, resale or other disposition of such Registrable Securities in accordance with the intended method or methods of disposition.

            (B) REGISTRATION EXPENSES. Subject to Section 2.3(f) hereof, the Company will pay all Registration Expenses incurred in connection with a registration to be effected (whether or not effected or deemed effected pursuant to subsection (c) below) pursuant to Sections 2.1 hereof or 2.2 hereof.

            (C) EFFECTIVENESS OF CERTAIN DEMAND REGISTRATIONS. A Demand Registration will not be deemed to have been effected under Section 2.1 hereof unless the Registration Statement with respect thereto has been declared effective by the SEC and, subject to Section 2.3(g)(ii) hereof, (i) in the case of a Registration Statement other than a Shelf Registration Statement, such Registration Statement remains effective until the earlier of (x) sixty (60) days of the date such Registration Statement is declared effective by the SEC and (y) the date on which all of the Registrable Securities covered by such Registration Statement have been sold; and (ii) in the case of a Shelf Registration Statement, such Shelf Registration Statement remains effective until the earlier of (x) one (1) year from its effective date (subject to extension as contemplated by Section 2.1(d) and the last sentence of Section 2.3(e)(ii) hereof), (y) the date on which all of the Registrable Securities covered by such Shelf Registration Statement have been sold, or (z) the date on which, in the reasonable opinion of counsel to the Company, all of the Registrable Securities covered by the Shelf Registration Statement may be sold in accordance with Rule 144(k) ; provided, however, in either case, that if (x) after such registration statement has been declared effective, the marketing of Registrable
Securities offered pursuant to such registration statement is materially disrupted or adversely affected as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court (for reasons other than a misrepresentation or omission by any Requesting Holder or any Participating Holder) or (y) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration have not been satisfied
(for reasons other than a wrongful or bad faith act, omission or misrepresentation by any Requesting Holder or any Participating Holder), such registration statement will be deemed not to have become effective. If a registration pursuant to Section 2.1 hereof is deemed not to have been effected hereunder, then the Company shall continue to be obligated to effect the remaining number of unused Demand Registrations in accordance with Section 2.1 hereof.

            (D) SELECTION OF UNDERWRITER. If, in connection with a registration effected pursuant to Section 2.1 hereof, the Requisite Holders so elect, the offering of Registrable Securities pursuant to Section 2.1 hereof shall be in the form of an underwritten offering. If the Requisite Holders so elect, they shall select one or more nationally recognized firms of investment bankers to act as the book-running managing Securities Underwriter or Underwriters in connection with such offering, provided that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

            (E)   AGREEMENTS OF CERTAIN HOLDERS

                  (i) Each Participating Holder shall furnish to the Company, in writing, such information regarding such Holder, the Registrable Securities held by such Holder and the intended plan of distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration.

                  (ii) Each Participating Holder agrees, by acquisition of such Registrable Securities, that upon receipt of any notice (a "Suspension Notice") from the Company of the suspension of the use of a Shelf Registration Statement as contemplated by Section 2.1(d) or of the happening of any event of the kind described in clause (vi) of Section 2.3(g) hereof, such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of Section 2.3(g) hereof or of a notice that such Holder may resume dispositions of Registrable Securities pursuant to the registration statement (the period from the date on which such Holder receives a Suspension Notice to the date on which such Holder receives copies of the supplemental or amended prospectus being herein called the "Suspension Period"). The Company shall take such actions as are necessary to end the Suspension Period as promptly as practicable, but in no event shall the Suspension Period be longer than 120 days. The applicable time period for effectiveness in Section 2.3(c) shall be extended by the number of days of a Suspension Period.

            (F) WITHDRAWAL. Any Holder participating in a registration pursuant to this Agreement shall be permitted to withdraw all or part of its Registrable Securities from such registration at any time prior to the effective date of the registration statement covering such securities; provided that, in the event of a withdrawal from a registration effected pursuant to Section 2.1 hereof, such registration shall be deemed to have been effected for purposes of the first sentence of Section 2.1(b) hereof except as otherwise provided in Section 2.1(b) hereof.

            (G) REGISTRATION PROCEDURES. In connection with the Company's obligations to register Registrable Securities pursuant to this Agreement, the Company will use Commercially Reasonable Efforts to effect such registration so as to permit the sale, resale or other disposition of any Registrable Securities included in such registration in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (i) prepare and (as soon thereafter as practicable) file with the SEC the requisite registration statement containing all information required thereby to effect such registration and thereafter use Commercially Reasonable Efforts to cause such registration statement to become and remain effective in accordance with the terms of this Agreement, provided that as far in advance as practicable before filing such registration statement or any amendment, supplement or exhibit thereto (but, with respect to the filing of such registration statement, in no event later than seven (7) days prior to such filing), the Company will furnish to the Participating Holders or their counsel copies of reasonably complete drafts of all such documents proposed to be filed (excluding exhibits, which shall be made available upon request by any Participating Holder), and any such Holder shall have the opportunity to object to any information contained therein and the Company will make the corrections reasonably requested by such Holder, in writing, with respect to information relating to such Holder or the plan of distribution of the Registrable Securities prior to filing any such registration statement, amendment, supplement or exhibit;

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith (A) as reasonably requested by any Participating Holder, in writing, to which such registration statement relates (but only to the extent such request relates to information with respect to such Holder) and (B) as may be necessary to keep such registration statement effective (x) during the Effective Period in the case of a Registration Statement other than a Shelf Registration Statement and (y) during the Shelf Period in the case of a Shelf Registration Statement, and comply with the provisions of the Securities Act with respect to the sale, resale or other disposition of all securities covered by such registration statement during such period in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such registration statement;

                  (iii) furnish to each Holder covered by, and each Securities Underwriter or agent participating in the disposition of securities under, such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case excluding all exhibits and documents incorporated by reference, which exhibits and documents shall be furnished to any such Person upon request), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act relating to such Holder's Registrable Securities, in conformity with the requirements of the Securities Act, and such other documents as such Holder, Securities Underwriter or agent may reasonably request to facilitate the disposition of such Registrable Securities;

                  (iv) use Commercially Reasonable Efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under all applicable blue sky and other securities laws, and to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the securities owned by such Holder, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any jurisdiction;

                  (v) use Commercially Reasonable Efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities applicable to the Company as may be reasonably necessary to enable the seller or sellers thereof (or Securities Underwriter or agent, if any) to consummate the disposition of such Registrable Securities in accordance with the plan of distribution set forth in such registration statement;

                  (vi) promptly notify each Participating Holder at its Registered Address and any Securities Underwriter or agent participating in the disposition of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event known to the Company as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and promptly prepare and furnish to such Holder (or Securities Underwriter or agent, if any) a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                  (vii) otherwise use Commercially Reasonable Efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than fifteen (15) months) after the effective date of the registration statement, an earnings statement satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and furnish to each Holder covered by such registration statement or any participating Securities Underwriter or agent a copy of any amendment or supplement to such registration statement or prospectus five (5) calendar days (or such shorter period as may be practicable under the circumstances) prior to the filing thereof with the SEC;

                  (viii)provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                  (ix) use Commercially Reasonable Efforts to, on or prior to the effective date of such registration statement, list the Registrable Securities covered by such registration statement on any securities exchange on which the Registrable Securities are then listed;

                  (x) cooperate with each Participating Holder and each Securities Underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

                  (xi) use Commercially Reasonable Efforts to prevent the issuance by the SEC or any other governmental agency or court of a stop order, injunction or other order suspending the effectiveness of such registration statement and, if such an order is issued, use Commercially Reasonable Efforts to cause such order to be lifted as promptly as practicable;

                  (xii) take such other actions as the Requisite Holders of such Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (xiii)promptly notify each Participating Holder and each Securities Underwriter or agent, if any:

                        (A) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                        (B) of any written comments from the SEC with respect to any filing referred to in clause (A) and of any written request by the SEC for amendments or supplements to such registration statement or prospectus;

                        (C) of the notification to the Company by the SEC of its initiation of any proceeding with respect to, or of the issuance by the SEC of, any stop order suspending the effectiveness of such registration statement; and

                        (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale, resale or other disposition under the applicable securities or blue sky laws of any jurisdiction;

                  (xiv) cooperate with each Participating Holder and each Securities Underwriter or agent participating in the distribution of such Registrable Securities to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends, other than as required by applicable law) representing securities sold under a registration statement hereunder, and enable such securities to be in such denominations and registered in such names as such seller, Securities Underwriter or agent may request and keep available and make available to the Company's transfer agent, prior to the effectiveness of such registration statement, an adequate supply of such certificates;

                  (xv) not later than the effective date of such registration statement, provide a CUSIP number for all Registrable Securities covered by a registration statement hereunder;

                  (xvi) incorporate in the registration statement or any amendment, supplement or post-effective amendment thereto such information as each Participating Holder, each Securities Underwriter or agent (if any) or their respective counsel may reasonably request, in writing, to be included therein with respect to any Registrable Securities being sold by such Holder to such Securities Underwriter or agent, the purchase price being paid therefor by such Securities Underwriter or agent and any other terms of the offering of such Registrable Securities;

                  (xvii)during any period when a prospectus is required to be delivered under the Securities Act, make timely periodic filings with the SEC pursuant to and containing the information required by the Exchange Act (whether or not the Company is required to make such filings pursuant to such Act); and

                  (xviii) in connection with an underwritten offering, participate, to the extent reasonably requested by the Requisite Holders of the securities included in the offering or the managing Securities Underwriter for the offering, in customary efforts to sell the securities under the offering.

      2.4   UNDERWRITTEN OFFERINGS

            (A) UNDERWRITTEN OFFERINGS IN CONNECTION WITH A DEMAND REGISTRATION. If requested by the Securities Underwriters for any underwritten offering in connection with a registration pursuant to Section
2.1 hereof, the Company will enter into an underwriting agreement with such Securities Underwriters for such offering, such agreement (i) to be satisfactory in substance and form to the Company and to the Requisite Holders, and (ii) to contain such representations and warranties by the Company and the Participating Holders and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6 hereof. Each Holder (so long as it or any of its Affiliates holds Registrable Securities to be included in such registration) shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Securities Underwriters, also be made to and for its benefit and that any or all of the conditions precedent to the obligations of such Securities Underwriters under such underwriting agreement be conditions precedent to its obligations thereunder.

            (B) UNDERWRITTEN OFFERINGS IN CONNECTION WITH PIGGYBACK REGISTRATIONS. If the Company at any time proposes to register any of its equity securities under the Securities Act as contemplated by Section 2.2 hereof and such securities are to be distributed by or through one or more Securities Underwriters, the Company will, if requested by any Participating Holder and subject to Section 2.2(b) hereof, arrange for such Securities Underwriters to include Registrable Securities to be offered and sold by such Holder or Holders among the securities to be distributed by such Securities Underwriters. The Participating Holders shall be parties to the underwriting agreement between the Company and such Securities Underwriters, such agreement (i) to be satisfactory in substance and form to the Company and to the Requisite Holders, and (ii) to contain such representations and warranties by the Company and the Participating Holders and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6 hereof. Each Holder of the Registrable Securities included in such offering may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Securities Underwriters, also be made to and for its benefit and that any or all of the conditions precedent to the obligations of such Securities Underwriters under such underwriting agreement be conditions precedent to its obligations thereunder.

      2.5 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give Participating Holders, their Securities Underwriters or agents, if any, and their respective counsel and accountants, reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such Securities Underwriters' or agents' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

      2.6   INDEMNIFICATION

            (A) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Participating Holder, its directors, members, officers, shareholders, general or limited partners, employees, investment advisers, agents and Affiliates, either direct or indirect (and each such Affiliate's directors, members, officers, shareholders, general or limited partners, employees, investment advisers and agents), and each other Person, if any, who controls such Persons within the meaning of the Securities Act (each such Person, an "Indemnified Party"), from and against any losses, claims, damages, liabilities or expenses, joint or several (each a "Loss" and collectively, "Losses"), to which such Indemnified Party may become subject under the Securities Act or otherwise, to the extent that such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act (including all documents incorporated therein by reference), any preliminary prospectus, final prospectus or summary prospectus contained therein, any offering circular or other documents, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such Loss, action or proceeding; provided that in any such case the Company shall not be liable to any particular Indemnified Party to the extent that such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, any offering circular or other document, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Indemnified Party specifically for inclusion therein; and provided, further, that the Company shall not be liable in any such case to the extent it is finally determined by a court of competent jurisdiction that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made:

                  (i) in any such preliminary prospectus, if (A) it was the responsibility of such Indemnified Party, as an underwriter, to provide the Person asserting such Loss with a current copy of the final prospectus or summary prospectus contained therein and such Indemnified Party failed to deliver or cause to be delivered a copy of the final prospectus or summary prospectus contained therein to such Person after the Company had furnished such Indemnified Party with a sufficient number of copies of the same prior to the sale of Registrable Securities to the Person asserting such Loss and
(B) the final prospectus or summary prospectus contained therein corrected such untrue statement or omission; or

                  (ii) in such final prospectus or summary prospectus contained therein, if such untrue statement or omission is corrected in an amendment or supplement to such final prospectus or summary prospectus contained therein and such amendment or supplement has been delivered to the Indemnified Party prior to the sale of Registrable Securities to the Person asserting such Loss and the Indemnified Party, as an underwriter, thereafter fails to deliver the final prospectus or summary prospectus contained therein as so amended or supplemented prior to or concurrently with such sale after the Company had furnished such Indemnified Party (in accordance with the notice provisions contained in Section 10 for Persons who are parties to this Agreement) with a sufficient number of copies of the same for delivery to purchasers of securities.

Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such Indemnified Party. The Company shall also indemnify each other Person who participates (including as an Securities Underwriter) in the offering or sale of Registrable Securities hereunder, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to Indemnified Parties.

            (B) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Sections 2.1 or 2.2 hereof and as a condition to indemnifying such sellers pursuant to this Section 2.6, that the Company shall have received an undertaking reasonably satisfactory to it from each Participating Holder included in any such offering regarding its agreement to indemnify and hold harmless and reimburse (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.6) the Company, each director, officer, employee and agent of the Company, and each other Person, if any, who controls the Company within the meaning of the Securities Act, from and against any Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement pursuant to which securities of such Holder are registered under the Securities Act (including all documents incorporated therein by reference), any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission from such registration statement, preliminary prospectus, final prospectus or summary prospectus, or any amendment or supplement thereto required to be stated therein or necessary to make the statements therein not misleading, if (but only if) such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Participating Holder specifically for inclusion and use therein; provided, however, that such Participating Holder shall not be obligated to provide such indemnity to the extent that such Losses result, directly or indirectly, from the failure of the Company to promptly amend or take action to correct or supplement or to deliver timely any such registration statement, prospectus, amendment or supplement based on corrected or supplemental information provided in writing by such Participating Holder to the Company expressly for such purpose; and provided further, that the obligation to provide indemnification pursuant to this Section 2.6(b) shall be several, and not joint and several, among such indemnifying parties. Notwithstanding anything in this Section 2.6(b) to the contrary, in no event shall the liability of any Participating Holder under such indemnity be greater in amount than the amount of the proceeds received by such Participating Holder upon the sale of its Registrable Securities in the offering to which the Losses relate. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent or participating or controlling Person and shall survive the transfer of such securities by such Participating Holder.

            (C) NOTICES OF CLAIMS, ETC. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in paragraph (a) or (b) of this Section 2.6, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give prompt written notice to the latter of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 2.6, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the indemnifying party shall be entitled to participate in and to assume the defense thereof (such assumption to constitute its acknowledgment of its agreement to indemnify the Indemnified Party with respect to such matters), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, and for so long as it continues to assume the defense thereof, the indemnifying party shall not be liable to such Indemnified Party for any legal fees or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in such Indemnified Party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, such Indemnified Party shall be entitled to separate counsel reasonably satisfactory to the indemnifying party at the expense of the indemnifying party; and provided, further, that, unless there exists a conflict of interest among indemnified parties, all indemnified parties in respect of such claim shall be entitled to only one counsel or firm of counsel for all such indemnified parties. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such Indemnified Party a conflict of interest exists between such Indemnified Party and any other of such indemnified parties in respect of such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel or firm of counsel for such indemnified parties. No indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all Losses in respect of such claim or litigation or (ii) would impose injunctive relief on such Indemnified Party. No indemnifying party shall be subject to any Losses for any settlement made without its consent, which consent shall not be unreasonably withheld.

            (D) OTHER INDEMNIFICATION. The provisions of this Section 2.6 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

            (E) INDEMNIFICATION PAYMENTS. The indemnification required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as and when bills are received or Losses are incurred.

            (F) CONTRIBUTION. If for any reason the foregoing indemnity and reimbursement is unavailable or is insufficient to hold harmless an Indemnified Party under paragraph (a) or (b) of this Section 2.6, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of any Loss (or actions or proceedings, whether commenced or threatened, in respect thereof), including, without limitation, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, action or proceeding, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.6(f) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.6(f) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

SECTION 3.  RULE 144

            (a) The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder and will take such further action as any Holder may reasonably request, to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to that Holder a written statement as to whether it has complied with such requirements, a copy of the most recent annual or quarterly report of the Company, and such other reports or documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

            (b) If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the request of any Holder make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

SECTION 4.  TERM

            This Agreement shall enter into force on the date hereof and shall continue in full force and effect, subject to Section 16 hereof, until the sixth anniversary of the date hereof.

SECTION 5.  AMENDMENTS AND WAIVERS

            This Agreement may be amended, supplemented or modified only by a writing (which makes reference to this Agreement) executed by the Company and Holders holding at least fifty percent (50%) of the Registrable Securities then held by all the Holders. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

SECTION 6.  ENTIRE AGREEMENT

            This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

SECTION 7.  NO THIRD-PARTY BENEFICIARY

            The terms and provisions of this Agreement are intended solely for the benefit of each party, their respective Successors or permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

SECTION 8.  INVALID PROVISIONS

            If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

SECTION 9.  NOMINEES FOR BENEFICIAL OWNERS

            In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of request or other action by any Holder or Holders pursuant to this Agreement or any determination of any amount of shares of Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities. For purposes of this Agreement, beneficial ownership and beneficial owner refer to beneficial ownership as defined in Rule 13d-3 (without regard to the 60-day provision in paragraph (d)(1)(i) thereof) under the Exchange Act.

SECTION 10. NOTICES

            All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if (a) delivered personally, (b) by facsimile transmission, (c) by Federal Express or other nationally recognized courier service or (d) mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                  (i)   If to the Company, to:
                        Tokheim Corporation
                        10501 Corporate Drive
                        Fort Wayne, Indiana  46845
                        Attention:  Chief Financial Officer
                        Facsimile:  (219) 484-1110

                  (ii)  If to an Holder, to the Registered
            Address for that Holder.

            With respect to any other Holder of Registrable Securities entitled to receive notice, requests or other communications hereunder, such notices, requests and other communications shall be sent to the Registered Addresses and telecopy numbers provided to the Company and the other parties hereto by notice as herein provided and referencing this Agreement. All such notices, requests and other communications will (A) if delivered personally to the address as provided in this Section 10, be deemed given upon delivery, (B) if delivered by facsimile transmission to the facsimile number as provided in this Section 10, be deemed given upon receipt, and (C) if delivered by courier service or by mail in the manner described above to the address as provided in this Section 10, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 10). Any Person from time to time may change its Registered Address, facsimile number or other information for the purpose of notices to that Person by giving notice in accordance with this Section 10 specifying such change to each of the other parties executing this Agreement.

SECTION 11. DEEMED ACCEPTANCE BY HOLDERS; ASSIGNMENT

            Each Holder shall be deemed, by accepting the shares of Common Stock acquired by such Holder pursuant to the Plan, to agree to the terms of this Agreement as it may be in effect from time to time, including any amendments, supplements or waivers duly adopted in accordance with Section 5 hereof.

            This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective Successors and permitted assigns of Registrable Securities. Each Holder may assign any of its rights hereunder (in whole or in part) to one or more permitted transferees of Registrable Securities; provided, however, that any such permitted transferees of Registrable Securities agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound by all of the terms and provisions hereof and to join this Agreement as a party hereto. Without limiting the foregoing, no such assignment shall be binding upon or obligate the Company to any such assignee unless and until
(a) the Company has received notice of the assignment as herein provided, which notice (i) references this Agreement and (ii) sets forth the Registered Address of any assignee for the purpose of any notices hereunder.

SECTION 12. DESCRIPTIVE HEADINGS; SECTION REFERENCES

            The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience of reference only and do not define or limit the provisions hereof or otherwise affect the meaning hereof. All references in this Agreement to sections are to sections of this agreement unless otherwise stated.

SECTION 13. SPECIFIC PERFORMANCE

            The parties agree that, to the extent permitted by law, (i) the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that in the event of a breach by any such party damages would not be an adequate remedy; and (ii) each of the other parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

SECTION 14. GOVERNING LAW

            This agreement shall be governed by and construed in accordance with the laws of the state of Indiana without reference to the conflicts of law principles thereof to the extent such laws could cause the laws of another state to apply.

SECTION 15. ATTORNEYS' FEES

            In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

SECTION 16. TERMINATION OF CERTAIN RIGHTS

            The rights and obligations hereunder of each Holder will terminate with respect to such party at such time when neither it nor any of its respective Affiliates holds Registrable Securities, provided that the provisions of Section 2.3 hereof, the rights of any party hereto with respect to the breach of any provision hereof, and any obligation accrued as of the date of termination (including any obligation accrued under Section 2.6 hereof) shall survive termination of this Agreement.

SECTION 17. NO INCONSISTENT AGREEMENTS

            The Company will not hereafter enter into, modify, amend or waive any agreement with respect to its securities if such agreement, modification, amendment or waiver would materially conflict with the rights granted pursuant to this Agreement to the Holders of Registrable
Securities.

SECTION 18. REQUISITE HOLDERS

            Each of the parties hereto agrees that the Company may, in connection with the taking of any action permitted to be taken hereunder with the consent or approval of the Requisite Holders of the Registrable Securities, rely in good faith on a certificate from any such holder or holders stating that it holds or is acting on behalf of a majority in interest of the Registrable Securities.


            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


TOKHEIM CORPORATION


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------




BANK ONE, INDIANA, NATIONAL ASSOCIATION


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------




CREDIT LYONNAIS NEW YORK BRANCH


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



BANKERS TRUST COMPANY


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



ABN AMRO BANK N.V.


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------




CREDIT AGRICOLE INDOSUEZ


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



CREDIT INDUSTRIEL ET COMMERCIAL


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

BY: EATON VANCE MANAGEMENT, AS INVESTMENT ADVISOR


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



OAKTREE CAPITAL MANAGEMENT, LLC


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



OXFORD STRATEGIC INCOME FUND

BY: EATON VANCE MANAGEMENT, AS INVESTMENT ADVISOR


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



OCTAGON LOAN TRUST

BY: OCTAGON CREDIT INVESTORS, AS MANAGER


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



OCTAGON INVESTMENT PARTNERS II, LLC


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



FINOVA CAPITAL CORPORATION


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



BANK POLSKA KASA OPIEKI S.A. - PEKAO S.A. GROUP, NEW YORK
BRANCH


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



SENIOR DEBT PORTFOLIO

BY:  BOSTON MANAGEMENT AND RESEARCH, AS INVESTMENT ADVISOR


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



EATON VANCE SENIOR INCOME TRUST

BY:  EATON VANCE MANAGEMENT, AS INVESTMENT ADVISOR


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



AMSOUTH BANK


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



ARES LEVERAGED INVESTMENT FUND II, L.P.

BY: ARES MANAGEMENT II, L.P. ITS GENERAL PARTNER


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



BEAR, STEARNS & CO. INC.


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



WHIPPOORWILL/TOKHEIM OBLIGATIONS TRUST- 2000

BY:  WHIPPOORWILL ASSOCIATES, INCORPORATED, AS ITS INVESTMENT REPRESENTATIVE AND
      ADVISOR


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



BARCLAYS BANK PLC


By:
      ------------------------------
      Name:
            ------------------------
      Title:
            ------------------------



[ADDITIONAL PARTIES TO BE ADDED]




                                 SCHEDULE I
                                  HOLDERS

BANK ONE, INDIANA, NATIONAL ASSOCIATION
CREDIT LYONNAIS NEW YORK BRANCH
BANKERS TRUST COMPANY
ABN AMRO BANK N.V.
CREDIT AGRICOLE INDOSUEZ
CREDIT INDUSTRIEL ET COMMERCIAL
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
OAKTREE CAPITAL MANAGEMENT, LLC
OXFORD STRATEGIC INCOME FUND
OCTAGON INVESTMENT PARTNERS II, LLC
FINOVA CAPITAL CORPORATION
BANK POLSKA KASA OPIEKI S.A. - NEW YORK BRANCH
SENIOR DEBT PORTFOLIO
EATON VANCE SENIOR INCOME TRUST
AMSOUTH BANK
ARES LEVERAGED INVESTMENT FUND II, L.P.
BEAR, STEARNS & CO. INC.
WHIPPOORWILL/TOKHEIM OBLIGATIONS TRUST- 2000
BARCLAYS BANK PLC

[OTHER ENTITIES TO BE ADDED]